Exhibit 10.46

Silicon Valley Bank

Amendment to Loan Agreement

Borrower:	BroadVision, Inc.

Dated:	November 9, 2004

THIS AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into between SILICON VALLEY BANK (“Bank”) and the borrower named above (referred to herein as the “Borrower”).

Reference is made to that certain Amended and Restated Loan and Security Agreement dated as of March 31, 2002 between Bank and Borrower, as amended or otherwise modified from time to time (referred to herein as the “Loan Agreement”).  (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

Reference is also made to the proposed subordinated debt financing transaction with those identified buyers under that proposed Securities Purchase Agreement with Borrower containing those terms as are generally as set forth in drafts thereof as have been provided to Bank, all of which documentation and agreements, when finalized, are to be determined to be acceptable to Bank in its good faith business judgment (referred to herein as the “Subordinated Financing”).

Effective as of the date hereof, the parties hereto hereby agree as follows:

1.                                      Release of Certain Items of Collateral.  The Borrower has requested that the Bank release its lien in certain items of Collateral as are specifically set forth on Exhibit A attached hereto (the “Identified Equipment Assets”).  Bank is agreeable to Borrower’s request and therefore, and Bank hereby releases its lien and security interest in the Identified Equipment Assets and Bank agrees to file appropriate UCC amendments to effect such release of lien and security interest.

2.                                      Limited Waiver.  Borrower has failed to satisfy the minimum cash covenant as set forth in Section 6.7(A) of the Loan Agreement from October 1, 2004 through and including the date hereof and further Borrower has failed to satisfy the revenue financial covenant set forth in Section 6.7(B) for the period ending September 30, 2004 (the “Existing Violations”). Borrower has requested that Bank waive the Events of Default arising from the Existing Violations.  Bank is agreeable to the requests of the Borrower, subject to the terms and conditions hereof, and therefore Bank hereby waives the Events of Default arising from the Existing Violations.

It is understood by the parties hereto, however, that such waiver does not constitute a waiver or suspension of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive or suspend compliance, in the future, with any financial covenant or any other provision or term of the Loan Agreement or any related document.

3.                                      Fee.  Borrower shall pay to Bank a waiver fee in the amount of $10,000 concurrently herewith, which shall be in addition to interest and to all other amounts payable under the Loan Agreement, and which shall be non-refundable.

4.                                      Representations True.  Borrower represents and warrants to Bank that all representations and warranties in the Loan Agreement, as modified hereby, are true and correct.

5.                                      General Provisions.  This Amendment, the Loan Agreement, any prior written amendments and modifications to the Loan Agreement signed by Bank and the Borrower, and the other written documents and agreements between Bank and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.  Except as herein expressly modified, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Bank and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.  This Amendment may be executed in any number of counterparts, which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

Borrower:		Silicon:

BROADVISION, INC.		SILICON VALLEY BANK

By	/s/ William E. Meyer	By	/s/ Amanda Peters
Title	Chief Financial Officer	Title	Vice President

2

EXHIBIT A

1st Floor Furniture

Reception Room

•                  One Chair

•                  Reception desk

•                  Credenza unit

•                  Two arm chairs

•                  One end table

Lobby Area

•                  One couch

•                  Two chairs

•                  One table

Five Cubicles each with

•                  One Light Mounted under large shelf

•                  One White Board

•                  One Large Book Shelf

•                  Four Small Shelves

•                  Four Angled Document Shelves

•                  One 3 Drawer file cabinet (partially included)

•                  One 2 Drawer file cabinet (partially included)

Three Standard Offices, each with

•                  One Desk

•                  One White Board

•                  One Overhead Locking Bookcase

•                  One 3 Drawer File Cabinet (partially included)

•                  One 2 Drawer File Cabinet (partially included)

•                  Four Small Shelves

Thirteen Computer Training Stations, each with (Newbury Street Conf Rm.)

•                  One Chair

Five Cubicles with only partition units and no other components

•

Two Cubicles each with

•                  One Light Mounted under large shelf

•                  Four Angled Document Shelves

•                  One 3 Drawer file cabinet (partially included)

•                  One 2 Drawer file cabinet (partially included)

Shipping Room with

•                  One Desk unit

•                  One steel rack unit

•                  Two wood tables

Two Standard Offices each with

•                  One Desk

•                  One White Board

•                  One Overhead Locking Bookcase

•                  One 3 Drawer File Cabinet (partially included)

•                  One 2 Drawer File Cabinet (partially included)

•                  Four Small Shelves

Thirteen Computer Training Stations, each with one chair (in Harvard Square room)

One Large Conference Room (Garden Room) with

•                  One Large Conference Table

•                  9 chairs

•                  1 audio/visual cart

Seven Round Cafeteria Tables

•                  assortment of chairs

•                  One Microwave

•                  One water dispenser/filter

•                  One refrigerator

2nd Floor Furniture

The following furniture is used by Bladelogic:

Forty-four cubicles each with

•                  One Light Mounted under large shelf

•                  One White Board

•                  One Large Book Shelf

•                  Four Small Shelves

•                  Four Angled Document Shelves

•                  One 3 Drawer file cabinet (partially included)

•                  One 2 Drawer file cabinet (partially included)

One Executive Offices each with

•                  One Workstation Chair

•                  Two Guest Chairs

•                  One White Board

•                  One Overhead Locking Bookcase

•                  One 3 Drawer File Cabinet

•                  One 2 Drawer File Cabinet

•                  Four Small Shelves

•                  Small round table

One Large Conference Rooms, each with

•                  One Wood large Conference Table

•                  Two Whiteboards

Six “motel” cubes, each with

•                  One Light Mounted under Small shelf

•                  Two 3 Drawer file cabinet (partially included)

11 Standard offices

•                  One Workstation Chair

•                  One White Board

•                  One Overhead Locking Bookcase

•                  One 3 Drawer File Cabinet (partially included)

•                  One 2 Drawer File Cabinet (partially included)

•                  Four Small Shelves

The following furniture is in unoccupied space on the 2nd Floor:

11 Standard office

•                  Six partially and/or unfurnished

•                  Five furnished with

•                  desk

•                  file cabinet

•                  shelf

•                  light fixture

Eight cubes

•                  2 partially furnished

•                  Six furnished with

•                  Desk

•                  Shelf

•                  Light fixture

Two Hotel cubes

3rd Floor Furniture

The following furniture is used by BroadVision:

Forty Cubicles, each with

•                  One Desk

•                  One Light Mounted under large shelf

•                  One White Board

•                  One Large Book Shelf

•                  Four Small Shelves

•                  Four Angled Document Shelves

•                  One 3 Drawer file cabinet

•                  One 2 Drawer file cabinet

Nine Standard Offices, each with

•                  One Workstation Chair

•                  One Desk

•                  Two Guest Chairs

•                  One White Board

•                  One Overhead Locking Bookcase

•                  One 3 Drawer File Cabinet

•                  One 2 Drawer File Cabinet

•                  Four Small Shelves

Two Small Conference Rooms, each with

•                  One Wood large Conference Table

•                  Two Whiteboards

The following furniture is used by Unveil:

Thirty Two Cubicles each with

•                  One Desk

•                  One Light Mounted under large shelf

•                  One White Board

•                  One Large Book Shelf

•                  Four Small Shelves

•                  Four Angled Document Shelves

•                  One 3 Drawer file cabinet

•                  One 2 Drawer file cabinet

Lab Space with

•                  Six Workstation Chairs

•                  One 3 Drawer File Cabinet

•                  One 2 Drawer File Cabinet

•                  One Trash Can

Nine Standard offices, each with

•                  One Desk

•                  One Workstation Chair

•                  One White Board

•                  One Overhead Locking Bookcase

•                  One 2 Drawer File Cabinet

•                  Four Small Shelves

•                  One Phone

•                  One Trash Can

4th Floor Furniture

The following furniture is used by Scansoft:

Eighty Five Cubicles, each with

•                  One Light Mounted under large shelf

•                  One White Board

•                  One Large Book Shelf

•                  Four Small Shelves

•                  Four Angled Document Shelves

•                  One 3 Drawer file cabinet

•                  One 2 Drawer file cabinet

One Executive Office with

•                  One Workstation Chair

•                  Two Guest Chairs

•                  One White Board

•                  One Overhead Locking Bookcase

•                  One 3 Drawer File Cabinet

•                  One 2 Drawer File Cabinet

•                  Four Small Shelves

•                  Small round table with four chairs

Twenty Standard Offices, each with

•                  One Workstation Chair

•                  One Desk

•                  Two Guest Chairs

•                  One White Board

•                  One Overhead Locking Bookcase

•                  One 3 Drawer File Cabinet

•                  One 2 Drawer File Cabinet

•                  Four Small Shelves

One Large Conference Room with

•                  One Wood large Conference Table

•                  Two Whiteboards

Two Small Conference Room, each with

•                  One Wood large Conference Table

•                  Two Whiteboards

Two Large “Motel” Cubes, each with

•                  One Desk

•                  One Light Mounted under Small shelf

•                  Two 3 Drawer file cabinet

Nine Small “Motel” Cubes, each with

•                  One Workstation Chair

•                  One Desk

5th Floor Furniture

The following furniture is used by Scansoft:

Twenty One Cubicles with

•                  One Light Mounted under large shelf

•                  One White Board

•                  One Large Book Shelf

•                  Four Small Shelves

•                  Four Angled Document Shelves

•                  One 3 Drawer file cabinet

•                  One 2 Drawer file cabinet

Three Standard Offices with

•                  One Workstation Chair

•                  One Desk

•                  Two Guest Chairs

•                  One White Board

•                  One Overhead Locking Bookcase

•                  One 3 Drawer File Cabinet

•                  One 2 Drawer File Cabinet

•                  Four Small Shelves

Two Small Conference Room

•                  One Wood large Conference Table

•                  Two Whiteboards

Equipment List

Universal Power Supply Equipment.

•                  Manufacturer: Exide Electronics

•                  Type:Powerware

•                  Model: Plus 50

•                  Part Number: P050031610001

•                  Serial Number: EN153ZAA01 – BroadVision Owned and shared with Unveil.

•                  Serial Number: EM335ZAA06 – BroadVision Owned but Scansoft given exclusive use rights during its sublease.

Computer Racks

•                  45 racks in server room.

•                  BroadVision uses 25 racks.

•                  Scansoft uses 17 ( 9 in separate cage)

•                  Unveil uses 3 racks.

Network and Telco Rooms

•                  8 telco racks

•                  Nortel Phone Switch

Other Systems:

•                  C-cure Card Key Security System: Located in 3rd floor IDF room.

•                  Supported by Siemens on a time and materials basis.

•                  Camera security system: First Line Digital Surveillance System with an Integral Technologies Inc. digital recording system.

•                  One Expresso Machine (in 3rd Floor Common Area)

•                  One Refrigerator (in 3rd Floor Common Area)

•                  One Microwave (in 3rd Floor Common Area)

•                  Two Data Air air conditioning units dedicated for use for the Server Room

The Universal Power Supply Equipment, Computer Racks and Network and Telco Room Equipment and components of the Other Systems are located on the 3rd Floor of the Building in the Operations Rooms or in the Common Areas of the 3rd floor.  Other components of the Other Systems are located at different locations in or on the Building.